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                                                                    EXHIBIT 99.1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          J. C. PENNEY COMPANY, INC.

                     --------------------------------------

                         JCP MASTER CREDIT CARD TRUST

                     --------------------------------------

                        8.95% ASSET BACKED CERTIFICATES
                                   SERIES B
                              CUSIP NO. 466115AB8

     Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, (the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1997, and with respect to the performance of the Trust during the month of March, 1997, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Monthly Distribution (Stated on the Basis
    ---------------------------------------------------------------------------
    of $1,000 Original Certificate Principal Amount) for this Series.
    ----------------------------------------------------------------

    1.       The total amount of the distribution to
             Certificateholders per $1,000 original
             Certificate Principal amount....................... $       7.46

    2.       The amount of the distribution set forth
             in paragraph 1 above allocable to Certificate
             Principal, per $1,000 original Certificate
             Principal amount................................... $       0.00

    3.       The amount of the distribution set forth
             in paragraph 1 above allocable to
             Certificate Interest, per $1,000
             original Certificate Principal amount.............. $       7.46


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B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.       Collection of Principal Receivables
             -----------------------------------

             The aggregate amount of Collections of
             Principal Receivables processed which
             were allocated in respect of the
             Certificates of this Series........................ $   68,796,043

    2.       Collection of Finance Charge Receivables
             ----------------------------------------

             The aggregate amount of Collections of
             Finance Charge Receivables processed
             which were allocated in respect of the
             Certificates of this Series........................ $    5,838,388

    3.       Net Recoveries
             --------------

             The aggregate amount of Net Recoveries
             which were allocated in respect of the
             Certificates of this Series........................ $         0.00

    4.       Principal Receivables in the Trust
             ----------------------------------

               (a) The aggregate amount of Principal
                   Receivables in the Trust as of the
                   end of the day on the last day of
                   such month (which reflects the
                   Principal Receivables represented
                   by the JCPR Amount and by the
                   Aggregate Investor Amount)................... $1,681,952,629

               (b) The amount of Principal Receivables
                   in the Trust represented by the
                   Aggregate Investor Amount as of
                   the end of the day on the last day
                   of such month................................ $  725,000,000

               (c) The Aggregate Investor Amount set
                   forth in paragraph 4(b) above as a
                   percentage of the aggregate amount
                   of Principal Receivables set forth
                   in paragraph 4(a) above......................         43.10%

               (d) The Aggregate Investor Amount for
                   this Series as a percentage of the
                   aggregate amount of Principal
                   Receivables in the Trust as set
                   forth in paragraph 4(a) above................         20.81%

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    5.       Delinquent Balances
             -------------------
             The aggregate amount of outstanding
             balances in the Accounts in the Trust
             which were delinquent as of the end of
             the day on the last day of such month:
                                                                  Aggregate
                                                                   Account
                                                                   Balance
                                                                   -------

             (a)    1 month:..................................  $ 88,351,661
             (b)    2 months:.................................    32,843,624
             (c)    3 months:.................................    19,716,023
             (d)    4 months:.................................    14,303,144
             (e)    5 months:.................................     7,549,030
             (f)    6 or more months:.........................             0

                        Total                                   $162,763,482

    6.       Investor Default Amount
             -----------------------
             The aggregate amount of the Investor
             Default Amount which was allocated in
             respect of the Certificates of this
             Series...........................................  $  1,595,105

    7.       Investor Charge Offs; Reimbursement of Charge Offs
             --------------------------------------------------
               (a) The aggregate amount of Investor
                   Charge Offs which was allocated
                   in respect of the Certificates of
                   this Series................................  $       0.00

               (b) The amount of the Investor Charge
                   Offs set forth in paragraph 7(a)
                   above, per $1,000 original
                   Certificate Principal amount
                   (which will have the effect of
                   reducing pro rata, the amount of
                   each Certificateholder's
                   investment) allocated to this
                   Series.....................................  $       0.00

               (c) The aggregate amount reimbursed
                   to the Trust in the current month
                   from drawings under the Letter of
                   Credit in respect of Investor
                   Charge Offs in prior months................  $       0.00

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               (d) The amount set forth in paragraph
                   7(c) above, per $1,000 original
                   Certificate Principal amount
                   (which will have the effect of
                   increasing, pro rata, the amount
                   of each Certificateholder's
                   investment) allocated to this
                   Series.....................................  $       0.00

    8.    Investor Monthly Servicing Fee
          ------------------------------
          The amount of the Investor Monthly
          Servicing Fee for this Series for the
          preceding Monthly Period payable by
          the Trust to the Servicer...........................  $    218,750

    9.    Investor Monthly Facility Fee
          -----------------------------

          The amount of the Investor Monthly
          Facility Fee for this Series for the
          preceding Monthly Period payable by the
          Trust to JCPR......................................   $    364,583

    10.   Available L/C Amount
          --------------------

          The Available L/C Amount as of the
          close of business on the Distribution
          Date specified above for this Series................  $ 42,000,000

C.  The Pool Factor.
    ---------------

          The Pool Factor (which represents the
          ratio of the Adjusted Investor Amount
          for this Series as of the end of the
          last day of such month to the
          applicable Initial Investor Amount).
          (The amount of a Certificateholder's
          pro rata share of the Investor Amount
          can be determined by multiplying the
          original denomination of the Holder's
          Certificate by the Pool Factor)....................      1.0000000


                          J. C. PENNEY COMPANY, INC.,
                                  as Servicer

                          By:  /s/ M. RICH
                             ----------------------------
                             Title : Credit Controller

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